UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 29, 2006
Basic Energy Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation )	1-32693 (Commission File Number)	54-2091194 (IRS Employer Identification No.)

400 W. Illinois, Suite 800 Midland, Texas (Address of principal executive offices)	79701 (Zip Code)
Registrant’s telephone number, including area code: (432) 620-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Employment Agreement - Kenneth V. Huseman
Employment Agreement - Alan Krenek
Employment Agreement - Charles W. Swift
Employment Agreement - Dub William Harrison
Employment Agreement - James E. Tyner
Employment Agreement - Thomas Monroe Patterson
Employment Agreement - Mark David Rankin

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     On December 29, 2006, we entered into new employment agreements with certain of our executive officers, each effective as of December 31, 2006. These new agreements contain the current base salaries being paid to the executive officers but amend certain provisions relating to severance and non-competition matters. Pursuant to our employment agreement effective December 31, 2006 with Kenneth V. Huseman, our President and Chief Executive Officer, Mr. Huseman is entitled to an initial annual base salary of $400,000 and a minimum annual bonus of $50,000. Under this employment agreement, Mr. Huseman is eligible from time to time to receive grants of stock options and other long-term equity incentive compensation under our Second Amended and Restated 2003 Incentive Plan. If Mr. Huseman’s employment is terminated for certain reasons, he would be entitled to a lump sum severance payment equal to three times the sum of his base salary plus his current annual incentive target bonus for the full year in which the termination of employment occurred. Additionally, if Mr. Huseman’s employment is terminated for certain reasons within the six months preceding or the twelve months following a change of control of our company, he would be entitled to a lump sum severance payment equal to three times the sum of his base salary plus the higher of (i) his current annual incentive target bonus for the full year in which the termination of employment occurred or (ii) the highest annual incentive bonus received by him for any of the last three fiscal years. Mr. Huseman’s employment agreement is effective through December 31, 2009 and will automatically renew for subsequent one year periods unless notice of termination is properly given by us or Mr. Huseman. In the event that Mr. Huseman’s employment agreement is not renewed by us and a new employment agreement has not been entered into, Mr. Huseman will be entitled to the same severance benefits described above. Mr. Huseman’s employment agreement is attached as an exhibit hereto and incorporated herein by reference.
     We have also entered into employment agreements effective December 31, 2006 with Alan Krenek, our Senior Vice President, Chief Financial Officer, Treasurer and Secretary, and Charles W. Swift, our Senior Vice President — Rig and Truck Operations. Pursuant to these agreements, Mr. Krenek is entitled to an initial base salary of $240,000 and Mr. Swift is entitled to an initial base salary of $200,000. Each of Messrs. Krenek and Swift will also be entitled to an annual performance bonus if certain performance criteria are met. Under these employment agreements, the officer is eligible from time to time to receive grants of stock options and other long-term equity incentive compensation under our Second Amended and Restated 2003 Incentive Plan. If the officer’s employment is terminated for certain reasons, he would be entitled to a lump sum severance payment equal to 1.50 times the sum of his base salary plus his current annual incentive target bonus for the full year in which the termination of employment occurred. Additionally, if the officer’s employment is terminated for certain reasons within the six months preceding or the twelve months following a change of control of our company, he would be entitled to a lump sum severance payment equal to two times the sum of his base salary plus the higher of (i) his current annual incentive target bonus for the full year in which the termination of employment occurred or (ii) the highest annual incentive bonus received by him for any of the last three fiscal years. The officer’s employment agreement is effective through December 31, 2007 and will automatically renew for subsequent one year periods unless notice of termination is properly given by us or the officer. In the event that the officer’s employment agreement is not renewed by us and a new employment agreement has not been entered into, the officer will be entitled to the same severance benefits described above. Mr. Krenek’s employment agreement and Mr. Swift’s employment agreement are each attached as exhibits hereto and incorporated herein by reference.
     We have also entered into employment agreements effective December 31, 2006 with the following one other executive officer who was a “named executive officer” as of December 31, 2005, Dub William Harrison, our Vice President — Equipment and Safety, as well as James E. Tyner, our Vice President — Human Resources, Thomas Monroe Patterson, our Vice President — Corporate Development and Rental & Fishing Tool Services, and Mark David Rankin, our Vice President — Risk Management. Pursuant to these agreements, these officers are entitled to the following initial base salaries: Mr. Harrison, $150,000; Mr. Tyner, $140,000; Mr. Patterson, $140,000; and Mr. Rankin, $130,000. Each of these officers will also be entitled to an annual performance bonus if certain performance criteria are met. Under these employment agreements, the officer is eligible from time to time to receive grants of stock options and other long-term equity incentive compensation under our Second Amended and Restated 2003 Incentive Plan. If the officer’s employment is terminated for certain reasons, he would be entitled to a lump sum severance payment equal to 0.75 times the sum of his base salary plus his current annual incentive target bonus for the full year in which the termination of employment occurred. Additionally, if the officer’s employment is terminated for certain reasons within the six months preceding or the twelve months following a change of control of our company, he would be entitled to a lump sum severance payment equal to one times the sum of his base salary plus the higher of (i) his current annual incentive target bonus for the full year in which the termination of employment occurred or (ii) the highest annual incentive bonus received by him for any of the last three fiscal years. The officer’s employment agreement is effective through December 31, 2007 and will automatically renew for subsequent one year periods unless notice of termination is properly given by us or the officer. In the event that the officer’s employment agreement is not renewed by us and a new employment agreement has not been entered into within the six months preceding or the twelve months following a change in control of our company, the officer will be entitled to the same severance benefits described above. The employment agreements for these executive officers are each attached as exhibits hereto and incorporated herein by reference.

     As consideration for us entering into the above employment agreements, Messrs. Huseman, Krenek, Swift, Harrison, Tyner, Patterson and Rankin have each agreed in his employment agreement that, for a period of 6 months following the termination of his employment by us without cause or by him for good reason, and for a period of two years following the termination of his employment for retirement or any other reason, he will not, among other things, engage in any business competitive with ours, render services to any entity who is competitive with us or solicit business from certain of our customers or potential customers. These non-competition restrictions shall not apply in the event that such termination is within 12 months of a change in control of our business. Additionally, the officer has agreed not to solicit any of our employees to reduce or adversely affect their employment with us for a period of two years from such officer’s date of termination, for whatever reason.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

10.1	Employment Agreement of Kenneth V. Huseman, effective as of December 31, 2006.
10.2	Employment Agreement of Alan Krenek, effective as of December 31, 2006.
10.3	Employment Agreement of Charles W. Swift, effective as of December 31, 2006.
10.4	Employment Agreement of Dub William Harrison, effective as of December 31, 2006.
10.5	Employment Agreement of James E. Tyner, effective as of December 31, 2006.
10.6	Employment Agreement of Thomas Monroe Patterson, effective as of December 31, 2006.
10.7	Employment Agreement of Mark David Rankin, effective as of December 31, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Basic Energy Services, Inc.
Date: January 4, 2007	By:	/s/ Alan Krenek
Alan Krenek
Senior Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Employment Agreement of Kenneth V. Huseman, effective as of December 31, 2006.
10.2	Employment Agreement of Alan Krenek, effective as of December 31, 2006.
10.3	Employment Agreement of Charles W. Swift, effective as of December 31, 2006.
10.4	Employment Agreement of Dub William Harrison, effective as of December 31, 2006.
10.5	Employment Agreement of James E. Tyner, effective as of December 31, 2006.
10.6	Employment Agreement of Thomas Monroe Patterson, effective as of December 31, 2006.
10.7	Employment Agreement of Mark David Rankin, effective as of December 31, 2006.

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